UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2015

RCS Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (866) 904-2988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 25, 2015, RCS Capital Corporation (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals: (i) the election of seven members of the Company’s Board of Directors (the “Directors”) to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified; (ii) an amendment to the Company’s certificate of incorporation to increase the number of shares of Class A common stock, par value $0.001 per share (“Class A common stock”), the Company is authorized to issue to 300,000,000 shares (the “Certificate Amendment”); (iii) ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for 2015; (iv) a non-binding advisory proposal on the frequency of future say-on-pay votes (commonly referred to as “say-on-frequency”); and (v) an amendment to the RCS Capital Corporation Equity Plan (the “Equity Plan Amendment”).

Holders of the shares of Class A common stock are entitled to one vote per share and the holder of the sole outstanding share of the Company’s Class B common stock, par value $0.001 per share (“Class B common stock”), is entitled to one vote more than the votes of the outstanding Class A common stock. Holders of the shares of Class A common stock and the holder of the sole share of Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting.

The full results of the proposals voted on at the Annual Meeting are set forth below:

Proposal No. 1 — Election of the Directors:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Edward M. Weil, Jr.	122,619,178	9,565,060	16,103	10,431,014
Peter M. Budko	121,858,468	10,325,942	15,931	10,431,014
Brian D. Jones	122,142,838	10,040,742	16,761	10,431,014
R. Lawrence Roth	122,289,092	9,897,466	13,783	10,431,014
Mark Auerbach	131,910,380	273,771	16,190	10,431,014
C. Thomas McMillen	131,903,148	280,906	16,287	10,431,014
Howell D. Wood	131,738,441	445,713	16,187	10,431,014

Proposal No. 2 — Approval of the Certificate Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,511,979	13,022,915	96,461	–

On June 29, 2015, the Company filed the Certificate Amendment with the Secretary of State of the State of Delaware, at which time the Certificate Amendment became effective.

A copy of the Certificate Amendment will be filed with Company’s Quarterly Report on Form 10-Q for the three months ending June 30, 2015.

Proposal No. 3 — Ratification of the appointment of PwC as the Company’s independent registered public accounting firm for 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,352,059	227,361	51,935	–

Proposal No. 4 — A non-binding advisory proposal on the frequency of future say-on-pay votes (commonly referred to as “say-on-frequency”):

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
131,915,537	90,459	128,821	65,524	10,431,014

Proposal No. 5 — Approval of the Equity Plan Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,887,735	18,286,092	26,514	10,431,014

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RCS Capital Corporation

Date:	June 29, 2015	By:	/s/ EDWARD M. WEIL, JR.
Edward M. Weil, Jr.
Chief Executive Officer and Director